UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

n/a

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 26, 2016, Santander Holdings USA, Inc. (the “Company”) completed the public offer and sale of $1,000,000,000 aggregate principal amount of its 2.700% Senior Notes due 2019 (the “Fixed Rate Notes”). The Fixed Rate Notes were issued pursuant to a Senior Debt Indenture dated April 19, 2011 (the “Senior Debt Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a Sixth Supplemental Indenture dated May 26, 2016 (the “Sixth Supplemental Indenture”) between the Company and the Trustee. The Fixed Rate Notes were sold pursuant to an underwriting agreement dated May 23, 2016 (the “Fixed Rate Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Santander Investment Securities Inc. and UBS Securities LLC.

The Fixed Rate Underwriting Agreement, the Senior Debt Indenture, the Sixth Supplemental Indenture and the Fixed Rate Notes are more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 25, 2016, to the accompanying prospectus filed with the Commission on May 3, 2016 as part of the Company’s Registration Statement on Form S-3 (File No. 333-211077) (the “Registration Statement”).

On May 26, 2016, the Company completed the public offer and sale of $600,000,000 aggregate principal amount of its Senior Floating Rate Notes due 2017 (the “Floating Rate Notes”). The Floating Rate Notes were issued pursuant the Senior Debt Indenture, as supplemented by a Seventh Supplemental Indenture dated May 26, 2016 (the “Seventh Supplemental Indenture”) between the Company and the Trustee. The Floating Rate Notes were sold pursuant to an underwriting agreement dated May 24, 2016 (the “Floating Rate Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC.

The Floating Rate Underwriting Agreement, the Senior Debt Indenture, the Seventh Supplemental Indenture and the Floating Notes are more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 25, 2016, to the accompanying prospectus filed with the Commission on May 3, 2016 as part of the Registration Statement.

The Fixed Rate Underwriting Agreement, Floating Rate Underwriting Agreement, Senior Debt Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture and forms of Fixed Rate Notes and Floating Rate Notes are attached to this Current Report on Form 8-K as exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated into this Item 8.01 by reference. The foregoing descriptions of the Fixed Rate Underwriting Agreement, Floating Rate Underwriting Agreement, Senior Debt Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture and forms of Fixed Rate Notes and Floating Rate Notes do not purport to be complete and are qualified in their entirety by reference to the exhibits attached hereto.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Fixed Rate Notes and Floating Rate Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated May 23, 2016, between Santander Holdings USA, Inc. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Santander Investment Securities Inc. and UBS Securities LLC

1.2	Underwriting Agreement dated May 24, 2016, between Santander Holdings USA, Inc. and J.P. Morgan Securities LLC

4.1	Senior Debt Indenture dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on April 19, 2011)

4.2	Sixth Supplemental Indenture dated May 26, 2016, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.3	Seventh Supplemental Indenture dated May 26, 2016, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.4	Form of 2.700% Senior Notes due 2019 (included in Exhibit 4.2)

4.5	Form of Senior Floating Rate Notes due 2017 (included in Exhibit 4.3)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz as to the Fixed Rate Notes

5.2	Opinion of Wachtell, Lipton, Rosen & Katz as to the Floating Rate Notes

5.3	Opinion of McGuireWoods LLP as to the Fixed Rate Notes

5.4	Opinion of McGuireWoods LLP as to the Floating Rate Notes

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)

23.3	Consent of McGuireWoods LLP (included in Exhibit 5.3)

23.4	Consent of McGuireWoods LLP (included in Exhibit 5.4)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: May 26, 2016	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Vice President and Assistant Secretary